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                               LEADER MUTUAL FUNDS

                    Supplement Dated October 13, 2004 to the
                       Investor A and B Shares Prospectus
                              Dated January 1, 2004

                            LEADER GROWTH EQUITY FUND
                           LEADER GROWTH & INCOME FUND
                              LEADER BALANCED FUND
                           LEADER TAX-EXEMPT BOND FUND
                          LEADER INTERMEDIATE BOND FUND
                           LEADER SHORT TERM BOND FUND
                    (EACH A "FUND" AND TOGETHER THE "FUNDS")


Effective October 14, 2004, Investor B Shares of the Funds will be closed to new investors. Shareholders of Investor B Shares who have their dividends and distributions automatically reinvested in additional Investor B Shares of the Funds will continue to have their distributions automatically reinvested in additional Investor B Shares.

After October 14, 2004, Investors wishing to purchase shares of a Fund may purchase Investor A Shares of the Fund. See the section entitled "Shareholder Information" in the Prospectus for information regarding the purchase of Investor A Shares.


                                  * * * * * * *

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus. Investors should retain this Supplement for future reference.